                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                            Current Report Pursuant
                           to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                         Date of Report: June 23, 1999


                              VIDEO UPDATE, INC.
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            (Exact Name of Registrant as Specified in Its Charter)

                                   Delaware
                (State or Other Jurisdiction of Incorporation)

             0-24346                                      41-1461110
------------------------------------        ------------------------------------
      (Commission File Number)              (I.R.S. Employer Identification No.)


  3100 World Trade Center, 30 East Seventh Street, St. Paul, Minnesota  55101
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            (Address of Principal Executive Offices)                  (Zip Code)

                                (651) 312-2222
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             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)
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                               TABLE OF CONTENTS

                                   FORM 8-K

                         Date of Report: June 23, 1999

Item                                            Page
----                                            ----
Item 5.   Other Events                            1

Item 7.   Financial Statements and Exhibits       1

Signature                                         2

Exhibits                                        E-1

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Item 5.   Other Events.

Video Update, Inc. (the "Company") has entered into amendments to its existing credit facility with lending institutions and Banque Paribas, as agent. The amendments provide for a new C Term Loan Commitment of $10.5 million with principal maturing June 2006, as well as the deferral of approximately $17.5 million of certain principal payments previously due by April 30, 2000 to April 30, 2002.

Assisting in the arrangement of the C Term Loan as financial advisor and agent was U.S. Bancorp Libra, a division of U.S. Bancorp Investments, Inc. ("Libra"). C Term Loan participants will receive an aggregate of 3,937,500 warrants to purchase Class A Common Stock ("Common Stock") at market price (based on a trailing 30 trading day average); Libra will receive 1,575,000 warrants also at market price; and institutions in the existing credit facility will receive an aggregate of 1,968,750 warrants also at market price. The warrants expire on June 16, 2006 and may be redeemed by the Company, upon the occurrence of certain events, on or after June 23, 2001. The holders of the warrants have certain registration rights as to the Common Stock issuable upon exercise of the warrants.

Item 7.   Financial Statements and Exhibits.

          a.   Financial Statements of Businesses Acquired.

                    Not Applicable

          b.   Pro Forma Financial Information.

                    Not Applicable

          c.   Exhibits.

                    The following exhibits are filed with this report:

               Exhibit No.              Description
               -----------              -----------
                   4a              Form of Warrant for Libra

                   4b              Form of Warrant for Existing Lenders

                   4c              Form of Warrant for C Term Loan Participants

                   4d              Registration Rights Agreement

                   10a             Sixth Amendment and Waiver

                   10b             Seventh Amendment and Waiver

                   99              Press Release

                                      -1-
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Video Update, Inc.



Dated: July 1, 1999                     By: /s/ Daniel A. Potter
                                            --------------------
                                            Daniel A. Potter
                                            Chairman and Chief Executive Officer

                                      -2-
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                                 EXHIBIT INDEX
                                 -------------

     Exhibit No.                 Description
     -----------                 -----------

        4a               Form of Warrant for Libra

        4b               Form of Warrant for Existing Lenders

        4c               Form of Warrant for C Term Loan Participants

        4d               Registration Rights Agreement

        10a              Sixth Amendment and Waiver

        10b              Seventh Amendment and Waiver

        99               Press Release